16 Right-of-use asset	12 Months Ended
Dec. 31, 2020
Right-of-use Asset
Right-of-use asset
Note	16 | Right-of-use asset

The Company leases commercial offices, two warehouses, the headquarters building (comprised of administrative, commercial and technical offices), the Energy Handling and Transformer Center (two buildings and a plot of land located within the perimeter of Puerto Nuevo and Nuevo Puerto Power Generation Plant) and Las Heras Substation. The Company’s lease contracts have cancelable terms and lease periods of 2 to 3 years.

The leases recognized as right-of-use assets in accordance with IFRS 16 are disclosed below:

	12.31.20	12.31.19
Total right-of-use asset by leases	280	355

The development of right-of-use assets is as follows:

	12.31.20	12.31.19
Balance at beginning of year	355	-
Incorporation by adoption of IFRS 16	-	574
Additions	246	4
Depreciation for the year	(321)	(223)
Balance at end of the year	280	355